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                                                                   Exhibit 10.47


                          REGISTRATION RIGHTS AGREEMENT

                                   DATED AS OF

                                  MAY 13, 1999

                                  BY AND AMONG

                                7TH LEVEL, INC.,

                                 JASON ROBERTS,

                                       AND

                                PATRICIA ROBERTS


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                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT, dated as of May 13, 1999 (this "Agreement"), by and among 7TH LEVEL, INC., a Delaware corporation (the "Company"), JASON ROBERTS and PATRICIA ROBERTS (together, the "Roberts").

                  WHEREAS, the Company, 7th Level Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("Acquisition Corporation"), Panmedia Corporation, a California corporation ("Panmedia"), and the Roberts have simultaneously entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Acquisition Corporation will merge with and into Panmedia; and

                  WHEREAS, the Company and Jason Roberts have simultaneously entered into an Employment Agreement (the "Employment Agreement") pursuant to which Jason Roberts will be employed as an Executive Vice President of the Company and elected to the Company's Board of Directors; and

                  WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Merger Agreement that the Company provide for the rights set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     SECTION 1.1. DEFINITIONS. The following terms shall have the meanings ascribed to them below:

                  "Acquisition Corporation" has the meaning ascribed thereto in the introduction hereof.

                  "Agreement" means this Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments thereto.

                  "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Common Stock" means the common stock, par value $.01 per share, of the Company.


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                  "Company" has the meaning ascribed thereto in the introduction hereof.

                  "Employment Agreement" means the employment agreement, dated as of the date hereof, by and between the Company and Jason Roberts.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Indemnified Party" means an Indemnified Party as defined in
Section 2.1(d)(iii).

                  "Indemnifying Party" means an Indemnifying Party as defined in
Section 2.1(d)(iii).

                  "Merger Agreement" has the meaning ascribed thereto in the introduction hereof.

                  "Panmedia" has the meaning ascribed thereto in the introduction hereof.

                  "Prospectus" shall mean the Prospectus included in any Registration Statement, as amended or supplemented by any Prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement and by all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

                  "Registrable Shares" means the 1,543,860 shares of Common Stock issued to the Roberts pursuant to the Stock Purchase Agreement and any securities of the Company which may be issued or distributed with respect to, or in exchange or substitution for, or conversion of, such Common Stock and such other securities pursuant to a stock dividend, stock split or other distribution, merger, consolidation, recapitalization or reclassification or otherwise.

                  "Registration Effective Period" means the Registration Effective Period as defined in Section 2.1(b)(i).

                  "Registration Statement" means a Registration Statement as defined in Section 2.1(a).

                  "Required Shares" has the meaning ascribed thereto in
Section 2.1(a).

                  "Roberts" has the meaning ascribed thereto in the introduction hereof.

                  "Rule 144 Shares" has the meaning ascribed thereto in
Section 2.4.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.


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                  "Violation" means a Violation as defined in Section 2.1(d)(i).

                                   ARTICLE II.
                               REGISTRATION RIGHTS

     SECTION 2.1.  REQUIRED REGISTRATION.

         (a) REQUIRED REGISTRATION. The Company shall use its reasonable best efforts to include 85,000 shares (the "Required Shares") of the Registrable Shares in the first registration statement on Form S-3 (or such successor or other appropriate form if necessary) under the Securities Act (the "Registration Statement") that it files after the date hereof with respect to an offering by the Company for the account of Stephen Gott, Scott Near or Safa Alai (but in no event more than seventy-five (75) days after the date hereof) and to effect all such registrations, qualifications and compliances (including, without limitation, obtaining appropriate qualifications under applicable state securities or "blue sky" laws and compliance with any other applicable governmental requirements or regulations) as the Roberts may reasonably request and that would permit or facilitate the sale of such Registrable Shares in the open market (provided, however, that the Company shall not be required in connection therewith to qualify to do business or to file a general consent to service of process in any such state or jurisdiction), in each case the Company shall use reasonable efforts to cause such Registration Statement and all other such registrations, qualifications and compliances to become effective. Notwithstanding the foregoing, the Company shall not be obligated to effect a registration statement with respect to an underwritten offering. Prior to the effectiveness of the Registration Statement, at the option of the Roberts, the Company will assist the Roberts in obtaining a loan of $500,000 secured by the Registrable Shares.

         (b)      EFFECTIVENESS; SUSPENSION RIGHT.

         (i) The Company will use its reasonable best efforts to maintain the effectiveness of the Registration Statement and other applicable registrations, qualifications and compliances for two (2) years after the date hereof (the "Registration Effective Period"), and from time to time will amend or supplement the Registration Statement and the Prospectus contained therein as and to the extent necessary to comply with the Securities Act, the Exchange Act and any applicable state securities statute or regulation, subject to the following limitations and qualifications.

         (ii) Following the date on which the Registration Statement is first declared effective, the Roberts will be permitted (subject in all cases to Section 2.2 below) to offer and sell Registrable Shares during the Registration Effective Period in the manner described in the Registration Statement provided that the Registration Statement remains effective and has not been suspended.

         (iii)    The Company shall:


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         (A)      promptly notify the Roberts when the Company becomes aware of the happening of any event as a result of which the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) when such Prospectus was delivered not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the Prospectus in order to comply with the Securities Act and, in either case as promptly as practicable thereafter, prepare and file with the Commission, and furnish without charge to the Roberts a supplement or amendment to such Prospectus which will correct such statement or omission or effect such compliance;

         (B) make commercially reasonable efforts to obtain the withdrawal of any stop order or other order suspending the use of any preliminary Prospectus or Prospectus or suspending any qualification of the Registrable Shares;

         (C) furnish to the Roberts, without charge, one executed copy and as many conformed copies as they may reasonably request, of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

         (D) deliver to the Roberts, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as may be reasonably requested (it being understood that the Company consents to the use of the Prospectus or any amendment or supplement thereto by the Roberts in connection with the offering and sale of the Registrable Shares covered by the Prospectus or any amendment or supplement thereto) and such other documents as the Roberts may reasonably request in order to facilitate the disposition of the Registrable Shares;

         (E) cooperate with the Roberts to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any restrictive legends; and

         (F) use commercially reasonable best efforts to list (if the Registrable Shares are not already listed) all Registrable Shares covered by the Registration Statement on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, whichever is the principal exchange or automated quotation trading system on which the Common Stock is listed or traded, as the case may be.

                  (iv) The Roberts agree by acquisition of such Registrable Shares that, upon receipt of a written notice from the Company of the happening of any event of the kind described in Section 2.1(b)(iii)(A) hereof, the Roberts will forthwith discontinue disposition of Registrable Shares pursuant to the Registration Statement until the Roberts' receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.1(b)(iii)(A) hereof, or until it is


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advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. The period of time the Company is obligated to keep a Registration Statement effective pursuant to this Agreement shall be extended accordingly for the period of time the Roberts have discontinued disposition of Registrable Shares pursuant to this Section 2.1(b)(iv).

         (c) EXPENSES. All costs and expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company and for purposes of this Section 2.1 shall include, without limitation, printing expenses (including a reasonable number of Prospectuses for circulation by the Roberts), legal fees and disbursements of counsel for the Company, "blue sky" expenses, accounting fees and filing fees, and legal fees and disbursements of one counsel for the Roberts; provided, however, that the Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Shares and any of the expenses incurred by the Roberts which are not payable by the Company, such costs to be borne by the Roberts.

         (d)      INDEMNIFICATION.

         (i) To the extent permitted by law, the Company will indemnify and hold harmless the Roberts against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary Prospectus or final Prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (C) any Violation or alleged Violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to the Roberts any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.1(d)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (a) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in the Registration Statement by the Roberts, or (b) a Violation that would not have occurred if the Roberts had delivered to the purchaser the version of the Prospectus most recently provided by the Company to the Roberts as of the date of such sale.

         (ii) To the extent permitted by law, the Roberts will indemnify and hold


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harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation (which includes without limitation the failure of the Roberts to comply with the Prospectus delivery requirements under the Securities Act, and the failure of the Roberts to deliver the most current Prospectus provided by the Company prior to such sale), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Roberts expressly for use in the Registration Statement or such Violation is caused by the Roberts' failure to deliver to the purchaser of the Registrable Shares a Prospectus (or amendment or supplement thereto) that had been provided to the Roberts by the Company; and the Roberts will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 2.1(d)(ii) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.1(d)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Roberts, which consent shall not be unreasonably withheld. In no event shall the liability of the Roberts hereunder be greater in amount than the dollar amount of the proceeds received by them upon the sale of the Registrable Shares giving rise to such indemnification obligation.

         (iii) Each person entitled to indemnification under this Section 2.1(d) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly, but no later than fifteen (15) days, after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim and any litigation resulting therefrom, provided that counsel for the Indemnifying Party who conducts the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.1 unless the Indemnifying Party is materially prejudiced thereby. The Indemnified Party may participate in defense of a claim (which has been assumed by the Indemnifying Party) through the Indemnified Party's own counsel, but at its own expense unless (i) the employment of such counsel has been specifically authorized in writing by the Indemnifying Party or (ii) such Indemnified Party has been advised in writing by its counsel that there may be conflicting interests between the Indemnified Party and the Indemnifying Party in the legal defense of such claim. No Indemnifying Party, in the defense of any such claim or litigation, shall (except with the consent of each Indemnified Party which shall not be unreasonably withheld) consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such


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information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

         (iv)     To the extent that the indemnification provided for in this
Section 2.1(d) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of the Roberts hereunder be greater in amount than the dollar amount of the proceeds received by them upon the sale of the Registrable Shares giving rise to such obligation.

     SECTION 2.2. PROCEDURES FOR SALE OF SHARES UNDER REGISTRATION STATEMENT.

         (a) NOTICE AND APPROVAL. If the Roberts shall propose to sell any Registrable Shares pursuant to the Registration Statement, they shall notify the Company of their intent to do so (including the proposed manner and timing of all sales) at least two (2) full trading days prior to such sale, and the provision of such notice to the Company shall conclusively be deemed to reestablish and reconfirm an agreement by the Roberts to comply with the registration provisions set forth in this Agreement. Unless otherwise specified in such notice, such notice shall be deemed to constitute a representation that any information previously supplied by the Roberts expressly for inclusion in the Registration Statement (as the same may have been superseded by subsequently provided information) is accurate as of the date of such notice. At any time within such two (2) trading-day period, the Company may refuse to permit the Roberts to sell any Registrable Shares pursuant to the Registration Statement; provided, however, that in order to exercise this right, the Company must deliver a certificate in writing to the Roberts to the effect that a delay in such sale is necessary because a sale pursuant to the Registration Statement in its then-current form without the addition of material, non-public information about the Company, could constitute a Violation of the federal securities laws. Notwithstanding the foregoing, the Company will ensure that in any event the Roberts shall have at least twenty-five (25) trading days (prorated for partial quarters) available to sell Registrable Shares during each calendar quarter (or portion thereof) from the date the Registration Statement is declared effective until the expiration of the Registration Effective Period.

         (b) DELIVERY OF PROSPECTUS. For any offer or sale of any of the Registrable


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Shares by the Roberts in a transaction that is not exempt under the Securities
Act, the Roberts, in addition to complying with any other federal securities laws, shall deliver a copy of the final Prospectus (or amendment of or supplement to such Prospectus) of the Company covering the Registrable Shares in the form furnished to the Roberts by the Company to the purchaser of any of the Registrable Shares on or before the settlement date for the purchase of such Registrable Shares.

         (c)      COPIES OF PROSPECTUSES. Subject to the provisions of this
Section 2.2, when the Roberts are entitled to sell and give notice of their intent to sell Registrable Shares pursuant to the Registration Statement, the Company shall, within two (2) trading days following the request, furnish to the Roberts a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus shall not as of the date of delivery to the Roberts include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing.

         SECTION 2.3. DEMAND REGISTRATION. To the extent the Roberts may not sell their remaining Registrable Shares because of the volume limitations set forth in Rule 144(e) of the Securities Act, the Company shall use its reasonable best efforts to prepare and file as soon as practicable after the first anniversary of the date hereof (but in no event more than seventy-five (75) days after the first anniversary of the date hereof) with the Commission a Registration Statement on Form S-3 (or such successor or other appropriate form if necessary) under the Securities Act with respect to the remaining Registrable Shares less any shares which may be sold pursuant to Rule 144 of the Securities Act on the day after the first anniversary of the date hereof; provided, however, that such number of shares (the "Rule 144 Shares") shall be determined in accordance with the limitation regarding one percent (1%) of the outstanding shares of Common Stock set forth in Rule 144(e)(i) and not the average weekly reported volume of trading set forth in Rule 144(e)(ii); provided further, however, that if the number of shares of outstanding Common Stock as of the first anniversary of the date hereof is subsequently reduced by more than ten percent (10%), then all of the remaining Registrable Shares shall be registered. The Company will use its reasonable best efforts to maintain the effectiveness of the Registration Statement until the earlier of (i) the date the Roberts have sold all of the Registrable Shares or (ii) the date the Roberts may sell the Registrable Shares pursuant to Rule 144(k) of the Securities Act. All other applicable provisions in this Article II shall govern this Section 2.3.

         SECTION 2.4. PIGGY-BACK REGISTRATION. If at any time after the first anniversary of the date hereof the Company proposes to file a Registration Statement on Form S-3 (or such successor or other appropriate form if necessary) under the Securities Act with respect to an offering by the Company for the account of Stephen Gott pursuant to Mr. Gott's demand registration rights, then the Company shall give written notice of such proposed filing to the Roberts as soon as practicable (but in no event less than five (5) days before the anticipated filing date), and such notice shall offer the Roberts the opportunity to register such number of


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Registrable Shares on such Registration Statement as the Roberts may request less the Required Shares and the Rule 144 Shares. No registration effected under this Section 2.4 shall be deemed to have been effected pursuant to Section 2.3 or shall relieve the Company of its obligation to effect any registration upon request under Section 2.3.

                                  ARTICLE III.
                                  MISCELLANEOUS

         SECTION 3.1. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including telecopy, telex or similar writing) and shall be deemed given or made as of the date delivered, if delivered personally or by telecopy (provided that delivery by telecopy shall be followed by delivery of an additional copy personally, by mail or overnight courier), one day after being delivered by overnight courier or three days after being mailed by registered or certified mail (postage prepaid, return receipt requested), to the parties at the following addresses:

if to 7th Level, to:

                           7th Level, Inc.
                           925 Westchester Avenue
                           White Plains, New York 10604
                           Attention: Chief Executive Officer
                           Fax: 914-682-4440

                           with a copy to:

                           Swidler Berlin Shereff Friedman, LLP
                           919 Third Avenue
                           New York, New York 10022
                           Attention: Gerald Adler, Esq.
                           Fax: 212-758-9526

if to the Roberts, to:

                           Jason Roberts
                           c/o Panmedia Corporation
                           350 Gate Five Road
                           Sausalito, California 94965
                           Fax: 415-332-8503

                           with a copy to:

                           Latham & Watkins


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                           135 Commonwealth Drive
                           Menlo Park, California 94025
                           Attention: Peter Kerman, Esq.
                           Fax: 650-463-2600

or such other address or telex or telecopy number as such party may hereafter specify for the purpose by notice to the other party hereto.

         SECTION 3.2. AMENDMENT; WAIVER. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by or on behalf of the parties hereto.

         SECTION 3.3. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party shall assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of the other party hereto. The rights to cause the Company to register the Registrable Shares may be assigned by the Roberts to the following persons, to the extent they acquire Registrable Shares which require registration under the Securities Act: (i) a member of their immediate family (as defined in Regulation S-K 404(a) under the Securities Act); (ii) their estate, executors, administrators and personal representatives, and then to the applicable heirs, successors, legatees or distributees, whether or not such recipients are members of their immediate family; (iii) a charitable trust or to a trust created for the benefit of the Roberts or their immediate family members; provided that such assignees and transferees agree in writing to be bound to the indemnification provisions set forth in Section 2.1(d) hereof; and
(iv) Brian Shefts and/or an entity formed by Mr. Shefts and the Roberts.

         SECTION 3.4. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to principles of conflict of laws.

         SECTION 3.5. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 3.6. ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. Except as expressly provided herein, this Agreement, the Stock Purchase Agreement and the Employment Agreement constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Except as expressly provided herein, this Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         SECTION 3.7. HEADINGS. The headings contained in this Agreement are for


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reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         SECTION 3.8. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or unenforceable, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a manner that is materially adverse to any party.

                  [Remainder of page intentionally left blank.]


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                  IN WITNESS WHEREOF, the parties hereto have executed this
Registration Rights Agreement as of the date first above written.

                                        7TH LEVEL, INC.


                                        By: /s/ Marc E. Landy
                                           -------------------------------------
                                           Name:  Marc E. Landy
                                           Title: Vice President and
                                                  Chief Financial Officer


                                        /s/ Jason Roberts
                                        ----------------------------------------
                                        JASON ROBERTS


                                        /s/ Patricia Roberts
                                        ----------------------------------------
                                        PATRICIA ROBERTS


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